UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025 (January 30, 2025)
Atkore Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue, Harvey, Illinois 60426
(Address of principal executive offices) (Zip Code)

(708) 339-1610
(Registrant's telephone number, including area code)

N/A
(Former name )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On January 30, 2025, Atkore Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, three proposals were submitted to the Company's Stockholders, each of which is described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 13, 2024. As of the record date, 34,723,713 shares of common stock were issued and entitled to vote at the Annual Meeting.

The final voting results were as follows:

Proposal 1: The Company's stockholders elected the following directors to serve for a term expiring at the 2026 Annual Meeting and until a successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
B. Joanne Edwards	27,979,072	311,692	30,428	2,823,640
Jeri L. Isbell	27,822,246	468,903	30,043	2,823,640
Wilbert W. James, Jr.	27,959,864	312,833	48,495	2,823,640
Justin A. Kershaw	28,221,055	69,119	31,018	2,823,640
Scott H. Muse	27,759,840	529,743	31,609	2,823,640
Michael V. Schrock	28,021,778	267,819	31,595	2,823,640
William E. Waltz, Jr.	28,231,779	58,791	30,622	2,823,640
Betty R. Wynn	27,956,905	327,902	36,385	2,823,640
A. Mark Zeffiro	28,125,414	165,175	30,603	2,823,640

Proposal 2: The Company's stockholders approved the advisory vote approving executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,180,949	1,118,178	22,065	2,823,640

Proposal 3: The Company's stockholders approved the adoption of the Fourth Amended and Restated Certificate of Incorporation to, among other things, limit the liability of certain officers of the Company as permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,789,081	3,493,265	38,846	2,823,640

Proposal 4: The Company's stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,850,136	267,862	26,834	N/A

Item 9.01. Financial Statements and Exhibits.*

Exhibit No.	Description of Exhibit

104	Inline XBRL for the cover page of this Current Report on Form 8-K
*	In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including attachments hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

Date: January 31, 2025